UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2012

New Hampshire Thrift Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17859	02-0430695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Main Street, P.O. Box 9

Newport, New Hampshire 03773

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2012, Lake Sunapee Bank, fsb (the “Bank”), the wholly owned subsidiary of New Hampshire Thrift Bancshares, Inc. (the “Company”), entered into an Executive Salary Continuation Agreement (the “Agreement”) with Mr. Stephen W. Ensign.

The Agreement is retroactively effective as of November 30, 2011 and provides for payments of $25,000 per year to Mr. Ensign for life payable in monthly installments upon his retirement after attainment of age 70. The Agreement also provides for an early termination benefit payable in lump sum upon Mr. Ensign’s death or any termination of Mr. Ensign’s service without Cause (as such term is defined in the Agreement), with the lump sum amount being equal to the amount accrued as a liability under the Agreement for accounting purposes as of the date of death or termination. Mr. Ensign will forfeit all benefits under the Agreement if the Bank terminates his employment for Cause. In the event of a Change in Control (as such term is defined in the Agreement), Mr. Ensign will be treated as being fully vested for purposes of benefit payments.

The Agreement is an unfunded, non-qualified plan that provides for payments to Mr. Ensign or his designated beneficiaries upon the occurrence of certain events, including death, retirement or other termination of service. The Agreement is intended to comply with, and will be administered in order to comply with, Section 409A of the Internal Revenue Code of 1986, as amended, and regulations or other guidance of the Internal Revenue Service published thereunder. The foregoing summary of the terms of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The Agreement will run concurrently with the Executive Salary Continuation Agreement entered into by and among Mr. Ensign, the Company and the Bank on February 14, 2008, a form of which Executive Salary Continuation Agreement was filed as Exhibit 10.14 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 21, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Executive Salary Continuation Agreement dated January 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

By:	/s/ Stephen R. Theroux
Stephen R. Theroux
Vice Chairman and President

Date: January 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Salary Continuation Agreement dated January 4, 2012